                             LETTER OF TRANSMITTAL
                      To Accompany Shares of Common Stock
                  or Order Tender of Uncertificated Shares of
             DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
                        Tendered Pursuant to the Offer
                              Dated June 1, 2000

--------------------------------------------------------------------------------
           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.
      NEW YORK CITY TIME, ON JUNE 29, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

The Depositary for the Offer is: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

Facsimile Copy Number: (201) 296-4293
Confirm by Telephone: (201) 296-4860
For Further Information Call: (888) 235-9839


------------------------------------------------------------------------------------------------------
 By First Class Mail:           By Express Mail or Overnight Courier:     By Hand:
 Post Office Box 3301           85 Challenger Road                        120 Broadway -- 13th Floor
 South Hackensack, NJ 07606     Mail Drop Reorg. Dept.                    New York, NY 10271
 Attn: Reorganization Dept.     Ridgefield Park, NJ 07660                 Attn: Reorganization Dept.
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                   DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered
 Holder(s) (Please fill in exactly as name(s)                                                           Shares Tendered
 appear(s) on certificate(s))                                                           (Attach additional signed list if necessary)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Certificate          Total Number
                                                                                Number(s)(1)           of Shares            Number
                                                                                                     Represented by       of Shares
                                                                                                     Certificate(1)      Tendered(2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Total Shares:
------------------------------------------------------------------------------------------------------------------------------------
(1) Need not be completed by shareholders tendering Shares by Book-Entry Delivery Procedure.
(2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------------

THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE FUND'S TRANSFER AGENT PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN. [ ] YES [ ] NO

Note: If you do not check yes above, uncertificated Shares, if any, held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan will not be tendered.


    You must send this instrument to an address shown above or transmit the instrument to a facsimile number listed above to make a valid delivery. You should read the instructions accompanying this letter carefully before you complete this Letter of Transmittal.

     You should use this Letter of Transmittal in the following circumstances:

     (1) you are sending your share certificates with this Letter of Transmittal;

     (2) you are tendering shares received from the Fund's dividend reinvestment plan, which the Fund's transfer agent (EquiServe) holds in uncertificated form; or

     (3) you are tendering shares that are in book-entry form in accounts maintained by the Depositary at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the Book-Entry Delivery Procedure set forth in Section 2, "Procedure for Tendering Shares," of the Fund's Offer to Purchase.

     If your share certificates are not immediately available or you cannot deliver certificates for shares (other than as described above) or you cannot deliver confirmation of the book-entry transfer of your shares into the Depositary's account at the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date (as defined on the following page), you may nevertheless tender your shares according to the Guaranteed Delivery Procedure set forth in Section 2, "Procedure for Tendering Shares," of the Fund's Offer to Purchase. See Instruction 2 below. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering
     Institution:_______________________________________________________________

     Account Number:____________________________________________________________

     Transaction Code Number:___________________________________________________

     If the tendered shares are being tendered by a Nominee Holder (as defined on the following page) on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made: ____

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s):____________________________________________

     Date of Execution of Notice of Guaranteed Delivery:________________________

     Name of Institution which Guaranteed Delivery:_____________________________

     Account Number (if delivered by book-entry transfer):______________________


AMOUNT OF SHARES TENDERED

Please indicate by checking the appropriate box below if you are tendering all the shares owned by you or less than all the shares owned.

[ ] The undersigned hereby certifies that he/she/it is tendering ALL shares owned by the undersigned.

[ ] The undersigned hereby certifies that he/she/it is tendering LESS THAN ALL of the shares owned by the undersigned.

SERVICE FEE

Please include a check for the service fee for $25.00 made payable to Delaware Group Global Dividend and Income Fund, Inc.

For Nominee Holders, please include a check for the service fee for $25.00 for EACH of your client accounts that are tendering shares pursuant to the Offer (as defined on the following page).


               PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.
                  NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 5.

Ladies and Gentlemen:

     I hereby tender to the Delaware Group Global Dividend and Income Fund, Inc., a Maryland corporation (the "Fund"), the shares of the Fund's Common Stock described herein, $0.01 par value per share (the "Shares"). In return, I will receive cash at a price (the "Purchase Price") equal to the net asset value in U.S. dollars ("NAV") per Share as of 4:00 p.m., New York City time, on June 30, 2000, or such later date to which the Offer is extended. The terms of the tender are subject to the conditions set forth in the Fund's Offer to Purchase, dated June 1, 2000 (the "Offer to Purchase"), which I have received, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). I also hereby tender a service fee (the "Service Fee") in an amount equal to $25.00, or if this tender is made by a broker, dealer, commercial bank, trust company or other nominee ("Nominee Holder"), in an amount equal to $25.00 multiplied by the number of the Nominee Holder's client accounts tendering Shares pursuant to the Offer. The Service Fee will be returned to me or the Nominee Holder, as appropriate, only in a case where none of my Shares tendered have been accepted. If the Fund, in its sole discretion, extends the Offer period, the "Expiration Date" shall mean the latest time and date on which the Offer, as so extended, shall expire.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights declared or issuable in respect of such Shares after the Expiration Date) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Shares (and any such other dividends, distributions, other Shares or securities or rights) or transfer ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and any such other dividends, distributions, other Shares or securities or rights) for transfer on the books of the Fund, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights declared or issuable in respect of such Shares after the Expiration Date); (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title hereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights declared or issuable in respect of such Shares after the Expiration Date); and
(d) the undersigned has read and agreed to all of the terms of the Offer, including this Letter of Transmittal.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date in accordance with Section 3, "Withdrawal Rights," of the Fund's Offer to Purchase. After the Expiration Date, tenders made pursuant to the Fund's Offer will be irrevocable, except as stated in the Offer to Purchase.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 2, "Procedure for Tendering Shares," of the Fund's Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares tendered hereby, or may accept for purchase, pro rata with Shares tendered by other shareholders, fewer than all of the Shares tendered hereby.

     Unless otherwise indicated below under "Special Payment Instructions," the check for the Purchase Price and any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) will be issued in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated below under "Special Delivery Instructions," the check for the Purchase Price and any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) will be sent to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, the check for the Purchase Price will be issued to, and any returned certificates will be sent to, the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer, nor to uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan which may be tendered hereby.



--------------------------------------------------------------- --------------------------------------------------------------------
          SPECIAL PAYMENT INSTRUCTIONS                                                SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTIONS 1, 4 AND 7)                                                 (SEE INSTRUCTIONS 1, 4 AND 7)
 To be completed ONLY if certificates for Shares not                         To be completed ONLY if certificates for Shares not
 tendered or not purchased and/or the check for the                          tendered or not purchased and/or any checks issued in
 purchase price of Shares purchased are to be issued in                      the name of the undersigned are to be sent to some-
 the name of someone other than the undersigned.                             one other than the undersigned or to the undersigned
                                                                             at an address other than that shown above.
 Issue [ ] check and/or [ ] Certificate(s) to:                               Deliver [ ] check and/or [ ] Certificate(s) to:
 Name:_________________________________________________                      Name:________________________________________________
                       (Please print)                                                           (Please print)
 Address:______________________________________________                      Address:_____________________________________________

_______________________________________________________                      _____________________________________________________
                    (Include Zip Code)                                                       (Include Zip Code)
Taxpayer I.D. or Social Security No.:                                        Taxpayer I.D. or Social Security No.:

_______________________________________________________                      _____________________________________________________

--------------------------------------------------------------- --------------------------------------------------------------------

--------------------------------------------------------------------------------

                      REGISTERED HOLDERS PLEASE SIGN HERE

  Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

              __________________________________________________

              __________________________________________________

              __________________________________________________

  Dated:_____________, 2000

  Name(s):______________________________________________________________________
                                 (please print)

  Capacity (Full Title):________________________________________________________

  Address:______________________________________________________________________

  ______________________________________________________________________________
                     City                    State                   Zip Code

  Area Code and Telephone Number:_______________________________________________


  Employer Identification or Social Security Number:____________________________


                    GUARANTEE OF SIGNATURE(S), IF REQUIRED
                          (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature(s):______________________________________________________

  Name:_________________________________________________________________________
                                 (please print)

  Name of Firm:_________________________________________________________________

  Address:______________________________________________________________________

  ______________________________________________________________________________
                     City                    State                   Zip Code


  Dated:______________, 2000

  ENCLOSE YOUR CHECK FOR THE SERVICE FEE IN THE AMOUNT OF $25.00 FOR EACH ACCOUNT, PAYABLE TO DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

  IMPORTANT: COMPLETE AND SIGN THE ATTACHED SUBSTITUTE FORM W-9. FOREIGN SHAREHOLDERS, HOWEVER, SHOULD OBTAIN AND COMPLETE A FORM W-8.
--------------------------------------------------------------------------------

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Signature guarantees on this Letter of Transmittal are not required if (i) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" herein, or (ii) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office, branch or agency in the United States (each being hereinafter referred to as an "Eligible Guarantor"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor. See Instruction 5 below.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedure. This Letter of Transmittal is to be used only (a) if certificates are to be forwarded herewith, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2, "Procedure for Tendering Shares," of the Fund's Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer in the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal or facsimile thereof with any required signature guarantees (or, in the case of book-entry transfer, an Agent's Message, as defined below), any other documents required by this Letter of Transmittal and payment for the Service Fee should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date.

     The term "Agent's Message" means a message from the Book-Entry Transfer Facility transmitted to, and received by, the Depositary forming a part of a timely confirmation of a book-entry transfer, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the Book-Entry Transfer Facility participant tendering the Shares that are the subject of the confirmation that (i) the Book-Entry Transfer Facility participant has received and agrees to be bound by the terms of the Letter of Transmittal; and (ii) the Fund may enforce such agreement against the Book-Entry Transfer Facility participant.

     Shareholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to 5:00 p.m. on the Expiration Date, may tender their Shares by or through any Eligible Guarantor by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof), which must be received by the Depositary prior to 5:00 p.m. on the Expiration Date, and by otherwise complying with the Guaranteed Delivery Procedure set forth in Section 2, "Procedure for Tendering Shares," of the Fund's Offer to Purchase. Pursuant to such procedures, the certificates for all physically tendered Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or, in the case of book-entry transfer, an Agent's Message), all other documents required by this Letter of Transmittal and payment of the Service Fee must be received by the Depositary within three business days after execution by the shareholder of such Notice of Guaranteed Delivery, all as provided in Section 2, "Procedure for Tendering Shares," of the Fund's Offer to Purchase.

THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

     No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance for payment of Shares.

     3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or number of Shares should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders and Unpurchased Shares. (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

     (b) If any of the tendered Shares are held of record by two or more joint holders, ALL such holders must sign this Letter of Transmittal.

     (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

     (d) If payment is to be made, or the certificates for Shares not tendered or purchased are to be issued, to a person other than the registered holder(s), endorsements of certificates or separate stock powers are required. The endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Guarantor. See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

     (f) If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates of stock powers must be guaranteed by an Eligible Guarantor. See Instruction 1.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal, and the Fund will pay all stock transfer taxes, if any, with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates, if any, are registered, or the Shares tendered are held, in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     7. Special Payment and Delivery Instructions. If certificates for Shares not tendered or not purchased and/or checks are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of any particular Shares (i) determined by it not to be in appropriate or proper form or (ii) the acceptance of or payment for which may, in the opinion of the Fund's counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in tender of any particular Shares or shareholder, and the Fund's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities must be cured within such time as the Fund shall determine. None of the Fund, the Depositary or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.


     9. Requests for Assistance and Additional Copies. Requests for assistance should be directed to, and additional copies of the Fund's Offer to Purchase, the Notice of Guaranteed Delivery, the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, and this Letter of Transmittal may be obtained from the Depositary at the address set forth on the first page of this Letter of Transmittal, or from your broker, dealer, commercial bank, trust company, or other nominee. The Depositary will also provide shareholders, upon request, with a Certificate of Foreign Status (Form W-8).


     10. Backup Withholding. Each shareholder that desires to participate in the Offer must, unless an exemption applies, provide the Depositary with the shareholder's taxpayer identification number on the Substitute Form W-9 set forth in this Letter of Transmittal, with the required certifications under penalties of perjury. If the shareholder is an individual, the taxpayer identification number is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.


     If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the shareholder with respect to Shares purchased pursuant to the Offer. Backup withholding is not an additional tax. Rather, the U.S. Federal income tax liability of persons subject to backup withholding may result in an overpayment of taxes for which a refund may be obtained by the shareholder from the Internal Revenue Service.


     Certain shareholders (including, among others, most corporations and certain foreign persons) are exempt from backup withholding requirements. To qualify as an exempt recipient on the basis of foreign status, a shareholder must submit a properly executed Certificate of Foreign Status (Form W-8), signed under penalties of perjury, attesting to that person's exempt status.


     A SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISER AS TO HIS OR HER QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.


     Shareholders are required to give the Depositary the taxpayer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9.

                       TO BE COMPLETED BY ALL REGISTERED
                       HOLDERS OF SHARES BEING TENDERED


---------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE FORM W-9                      Part 1: PLEASE PROVIDE YOUR           -------------------------------
                                          TIN IN THE APPROPRIATE                Social Security Number
                                          BOX AT RIGHT AND CERTIFY                          OR
                                          BY SIGNING AND DATING                 -------------------------------
                                          BELOW.                                Employer Identification Number
                                          -------------------------
 DEPARTMENT OF THE                        NAME (if a joint account or you       Part 2 -- For Payees exempt from
 TREASURY INTERNAL                        changed your name, see Guidelines)    backup withholding, see Instruction
 REVENUE SERVICE                                                                10 above and Guidelines for Certifi-
                                          -------------------------             cation of Taxpayer-Identification
                                          CHECK APPROPRIATE BOX:                Number on Substitute Form W-9
                                          [ ] Individual/Sole Proprietor        enclosed herewith and complete as
                                          [ ] Corporation [ ] Partnership       instructed herein.
                                          [ ] Other________________
                                          -------------------------

 Payer's Request for Taxpayer             BUSINESS NAME, if different
 Identification Number ("TIN")            from above (See Guidelines):
 and Certification
                                          -------------------------
                                          ADDRESS

                                          -------------------------
                                          CITY STATE ZIP CODE

---------------------------------------------------------------------------------------------------------------------
Part 3 -- CERTIFICATION -- Under penalties of perjury, I certify that (i) the number shown on this form is my correct
Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

SIGNATURE ______________________________________   DATE ____________

CERTIFICATION INSTRUCTIONS -- You must cross out item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. If you are exempt from backup withholding, check the box in Part 5 below.

---------------------------------------------------------------------------------------------------------------------
Part 4 -- AWAITING TIN [ ] Part 5 -- EXEMPT TIN [ ]
---------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF THIS SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payer within 60 days, the payer is required to withhold 31% of all reportable payments made to me thereafter until I provide a number.

     Signature -------------------------------------   Date ------------
--------------------------------------------------------------------------------